UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

SCHOLASTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-19860	13-3385513
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

557 Broadway
New York, New York		10012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 343-6100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SCHL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 21, 2024, the Company issued a press release announcing the closing of its previously announced investment in 9 Story Media Group ("9 Story"), a leading independent creator, producer and distributor of premium children’s content, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	The following exhibits are filed as part of this report:

	Exhibit 99.1	Press release of the Company dated June 20, 2024.
	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOLASTIC CORPORATION

Date:	June 21, 2024	By:	/s/ Andrew S. Hedden
		Name: Title:	Andrew S. Hedden Executive Vice President and General Counsel

Exhibit 99.1

Scholastic Closes Investment in 9 Story Media Group,

Award-Winning Creator, Producer and Distributor of Premium Children's Content

Transaction Further Strengthens Scholastic’s 360-Degree Content Creation Strategy and Position as a Leading Children’s Media Company

NEW YORK and TORONTO – June 21, 2024 – Scholastic (NASDAQ: SCHL), the global children’s publishing, education and media company, today announced that it has closed its previously announced definitive agreement to invest in 9 Story Media Group (“9 Story”), a leading independent creator, producer and distributor of premium children’s content, after receiving a satisfactory opinion from the Minister of Canadian Heritage with respect to the transaction, in addition to satisfying customary closing conditions.

The transaction further enhances Scholastic’s development, production and licensing interests, expanding opportunities to leverage its trusted brand and best-selling publishing and global children’s franchises to build deeper connections with young people around the world across print, screen and merchandising. Scholastic has acquired 100% of the economic interest and a minority of voting rights in 9 Story for CAD $250 million (approximately USD $182 million) from an affiliate of private equity firm ZMC and other selling shareholders.

9 Story Media Group will continue to be led by President and Chief Executive Officer Vince Commisso. Scholastic Entertainment (“SEI”) will continue to be led by Iole Lucchese, Scholastic Board Chair and President, Scholastic Entertainment.

Peter Warwick, President and Chief Executive Officer of Scholastic, said, “We are thrilled to add 9 Story’s industry-leading children’s content production, distribution and licensing capabilities, extensive content library, and highly talented team to Scholastic’s portfolio. Together, we can leverage our combined scale to grow Scholastic’s children’s franchises, drive book sales and create new opportunities to introduce millions of children to our stories. I’m confident that our shared mission and collective expertise will spark innovation and creativity across the entire IP life cycle, supporting our 360-degree content creation strategy and our opportunity to meet the strong demand for high-quality kids and family entertainment.”

Ms. Lucchese added, “Building upon the strong foundation we’ve developed with the 9 Story team over the past 20 years, we’re excited to now participate in the full IP life cycle by combining Scholastic’s ability to create IP that kids love with 9 Story’s best-in-class ability to produce, distribute and license it. In today’s world, it’s ever more important that we meet kids where they are, and we look forward to expanding our work with our colleagues to bring kids back to our iconic brands and stories.”

Mr. Commisso said, “We’re thrilled to start this new chapter and build on our long-standing relationship with Scholastic. Together we will continue to deliver high-quality, engaging content for kids and families, while significantly expanding our joint ability to build franchises on a global scale.”

Financial Details

Scholastic has initially funded the transaction from its available cash and its revolving credit facility and anticipates maintaining its regular dividend and its authorized stock repurchase program.

The transaction is expected to contribute long-term earnings accretion, reduce the capital intensity of production and drive substantial improvements in top-line growth and bottom-line results through 9 Story’s existing content library, best-in-class production studios, and global distribution and licensing capabilities. Scholastic expects to provide further details on 9 Story and Scholastic Entertainment’s historical financial results and outlook, when it reports its fiscal 2024 fourth quarter results next month. Beginning in the current fiscal 2025 year, Scholastic intends to consolidate both businesses’ financial results in a new reporting segment.

Advisors

CDX Advisors acted as exclusive financial advisors to Scholastic. Baker & McKenzie LLP, Dentons Canada LLP and Mason Hayes & Curran LLP served as Scholastic’s legal counsel in the transaction.

Barclays acted as exclusive financial advisor to 9 Story. Sidley Austin LLP served as ZMC’s legal counsel and Goodmans LLP served as 9 Story’s legal counsel.

About Scholastic

For more than 100 years, Scholastic Corporation (NASDAQ: SCHL) has been encouraging the personal and intellectual growth of all children, beginning with literacy. Having earned a reputation as a trusted partner to educators and families, Scholastic is the world's largest publisher and distributor of children's books, a leading provider of literacy curriculum, professional services, and classroom magazines, and a producer of educational and entertaining children's media. The Company creates and distributes bestselling books and e-books, print and technology-based learning programs for pre-K to grade 12, and other products and services that support children's learning and literacy, both in school and at home. With international operations and exports in more than 135 countries, Scholastic makes quality, affordable books available to all children around the world through school-based book clubs and book fairs, classroom libraries, school and public libraries, retail, and online. Learn more at www.scholastic.com.

About Scholastic Entertainment

Scholastic Entertainment brings high-quality content across multiple platforms to audiences of all ages. Among its award-winning productions are the animated series “Clifford the Big Red Dog®” for Amazon Prime and PBS Kids, a live-action “Clifford the Big Red Dog®” feature for Paramount, and Peabody and Daytime Emmy® Award-winning “Stillwater®,” an animated series for Apple TV+. Scholastic Entertainment continues to build celebrated brands worldwide by bringing both nostalgic Scholastic properties and exciting new voices to the screen. Some of its recent projects include “Eva the Owlet™,” an animated series for Apple TV+ based on the New York Times bestselling Scholastic book series OwlDiaries™, the hit live-action “Goosebumps®” series, which was recently picked up for a second season, with Disney+ and Hulu, and a live-action feature adaptation of “The Magic School Bus” in development with Elizabeth Banks and Marc Platt. Scholastic Entertainment is the media division of Scholastic Corporation (NASDAQ: SCHL).

About 9 Story Media Group

9 Story Media Group is a leading creator, producer and distributor of premium, kids and family-focused content. Its award-winning animation studio, Brown Bag Films, is recognized around the world for best-in-class brands such as “Doc McStuffins®,” “Daniel Tiger’s Neighborhood,” “Octonauts®,” “Wild Kratts®,” and “The Magic School Bus Rides Again.” The company’s international distribution arm, 9 Story Distribution International based in Dublin, represents more than 5,000 half-hours of animated and live-action programming, seen on some of the most respected international channels and platforms. Its in-house consumer products division, 9 Story Brands, builds international entertainment brands for kids, with expertise across creative, brand marketing, and licensing. 9 Story’s Creative Affairs Group creates, develops, and produces award-winning branded properties using groundbreaking formative research. With facilities in Toronto, Dublin, New York, and Bali, 9 Story Media Group employs approximately 850 creative and corporate staff worldwide.

About ZMC

ZMC is a leading private equity firm comprised of experienced investors and executives who invest in and manage a diverse group of media, entertainment, communications and technology enterprises.

Founded in 2001, ZMC's investment philosophy centers on operational value creation driven by targeted investment themes, deep sector expertise, and strong partnerships with industry and operating executives. ZMC approaches its investments in collaboration with management teams and has a successful track record of actively adding value to portfolio companies. For more information, visit www.zmclp.com.

SCHL: Financial

Forward Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including any synergies expected to be achieved by Scholastic from its investment in 9 Story Media Group, are not historical facts and constitute forward-looking statements involving estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. Such statements reflect Scholastic's current views and intentions in respect to future events, arrived at based on current information available to Scholastic, and are subject to risks, uncertainties and assumptions as referred to above. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those referred to herein should one or more of these risks or uncertainties materialize, including those risk factors discussed or referred to in Scholastic’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including Scholastic’s most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

Contacts

Investors:

Jeffrey Mathews

(212) 343-6741

investor_relations@scholastic.com

Media:

Anne Sparkman

(212) 343-6657

asparkman@scholastic.com

Jennifer Ansley

(416) 530-9900 x230

jennifer.ansley@9story.com

SCHL: Financial